Exhibit 99.1

      FOR MORE INFORMATION CONTACT:

Thomas A. Richlovsky Senior Vice President & Treasurer (216) 575-2126

Jeffrey C. Douglas Vice President & Assistant Treasurer (216) 222-9849

www.national-city.com

For Immediate Release

NATIONAL CITY REPORTS SECOND QUARTER EARNINGS

      CLEVELAND, Ohio—July 17, 2000—National City Corporation (NYSE: NCC) today reported second quarter net income of $342.4 million, or $.56 per diluted share, unchanged from the $.56 per diluted share earned in the second quarter of 1999. For the first half of 2000, net income was $663.7 million, or $1.09 per diluted share.

      Included in second quarter 2000 net income were two nonrecurring items, the combination of which increased pre-tax income by $15.8 million, or $.02 per share after tax. As part of a previously-announced balance sheet restructuring initiative intended to improve asset returns and capital position, reduce reliance upon purchased funding and lower sensitivity to rising interest rates, National City sold $2.0 billion of student loans to various third parties resulting in a pre-tax gain of $74.2 million, or $.08 per share after tax. The Corporation also recognized pre-tax losses of $58.4 million, or $.06 per share after tax on the sale and impairment of $4.0 billion of primarily lower yielding, fixed-rate investment securities. Excluding these two nonrecurring items, second quarter 2000 net income per diluted share was $.54, and returns on average common equity and average assets were 22.4% and 1.54%, respectively.

      Chairman and CEO David A. Daberko commented, “We are pleased with the progress made this quarter to strategically focus on technology, customer service, branding and balance sheet efficiency. Our core businesses performed well, and the fee-based businesses especially so. The quarter also showed evidence of growth in net interest income and stabilization of net interest margin compared to the first quarter. Most directly affecting our reported results were the balance sheet enrichment strategies initiated in the second quarter, which have reduced our reliance on purchased funding, improved our capital position and reduced our liability sensitivity.”

      Taxable-equivalent net interest income for the second quarter of 2000 was $749.0 million, up from $740.9 million in the 2000 first quarter, but down modestly from $758.2 million in last year’s second quarter. The 2000 second quarter margin of 3.80% was up slightly from 3.79% in the first quarter, but down from 4.04% in the 1999 second quarter. Higher-cost funding in a rising rate environment combined with the Corporation’s liability sensitivity and increasing competition in the loan markets acted to narrow net interest income and margin in the first half of 2000. Positive effects of balance sheet enrichment strategies introduced in the first half of 2000 began to be realized through net interest income improvement and net interest margin stabilization in the second quarter.

      Loan demand in National City’s markets continued to be strong. Average loans for the second quarter totaled $62.5 billion. Excluding the impact of the sales of student loans and certain low-spread adjustable-rate mortgage loans, average loans for the second quarter grew $2.0 billion over the first quarter of 2000 and represented an annualized growth rate of over 13%. Strong growth in commercial loans drove the second quarter increase while solid growth in the residential real estate, home equity, credit card and consumer loan portfolios also contributed to the overall increase. Average mortgage loans held for sale increased to $2.8 billion in the second quarter of 2000 from $2.1 billion last quarter, fueled by a 41% increase in origination volume.

      For the second quarter of 2000, fees and other income, excluding the effects of nonrecurring items and divested businesses, grew 15% to $600.1 million from $520.0 million for the same quarter last year and 8% over the $557.4 million reported in the first quarter of 2000. On this same basis, fees and other income for the first half of 2000 reached $1,157.5 million, up 12% from $1,035.0 million in the first half of 1999. Growth in mortgage banking revenue, deposit fees, item processing revenue, and trust and investment management fees led to the improvement in fees and other income. Purchase acquisitions in the second half of 1999 along with second quarter 2000 sales of mortgage servicing rights and low-spread adjustable-rate mortgage loans contributed to the growth in mortgage banking revenue. Partially offsetting the effects of these items on mortgage banking revenue was the decision to retain a portion of the Corporation’s higher-quality, nonconforming residential mortgage production during 2000 to benefit future periods, while foregoing gains on whole-loan sales in the current year. National City’s residential loan servicing portfolio grew to $52.5 billion at June 30, 2000, up 12% from $46.7 billion at year-end 1999 and up 27% from $41.3 billion a year ago.

      In the second quarter of 2000, pre-tax securities gains, primarily from equity securities and excluding nonrecurring items, totaled $15.6 million, or $.02 per share after tax, down from $25.2 million, or $.03 per share after tax, in the second quarter of 1999. On this same basis, for the first six months of 2000, pre-tax securities gains totaled $37.1 million, or $.04 per share after tax, down from $48.9 million, or $.05 per share after tax, for the same period last year.

      Noninterest expense was $785.1 million in the second quarter of 2000, compared to $759.1 million for the first quarter and $757.3 million in the 1999 second quarter. The 1999 amount included $37.8 million in pre-tax charges pursuant to a plan to improve the cost-efficiency of branch office facilities, along with certain unrelated executive contract obligations. On a linked-quarter basis, higher expenses reflected a write-down of residual values on the Corporation’s auto lease portfolio, along with volume-driven expenses. Compared to the second quarter of 1999, noninterest expense rose due to the aforementioned auto lease residual value write-down, increased technology and marketing investment to support strategic growth initiatives, and expenses and intangibles amortization from the purchase acquisitions of companies whose costs were not included in the 1999 second quarter base. Partially offsetting these items were lower expenses related to the business lines sold by National Processing in the second quarter of 1999.

      Credit quality continued to be very strong in the second quarter. Net charge-offs totaled $68.7 million, or .44% of average loans, compared to $66.1 million, or .44% of average loans in the first quarter of 2000, and $59.9 million, or .42% of average loans in the second quarter of 1999. At June 30, 2000, the allowance for loan losses was $970.4 million, or 1.58% of loans. Nonperforming assets at June 30, 2000 were $339.3 million, or .55% of total loans and real estate owned, compared to $314.1 million at March 31, 2000 and $249.5 million at June 30, 1999. At June 30, 2000, real estate mortgage loans, which historically have had annual loss ratios of less than .06%, comprised nearly 55% of nonperforming assets.

      Total assets were $84.6 billion at June 30, 2000, and total stockholders’ equity was $6.1 billion. Equity as a percentage of assets was 7.25% at June 30, 2000, compared to 6.57% at year-end 1999.

      Mr. Daberko’s comments contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions and the Corporation’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

      National City Corporation is an $85 billion financial holding company headquartered in Cleveland, Ohio. National City operates banks and other financial services subsidiaries principally in Ohio, Michigan, Pennsylvania, Indiana, Kentucky and Illinois.

UNAUDITED

National City Corporation
Financial Highlights
(Dollars in Millions, Except Per Share Amounts)

							Six Months Ended
	2000		1999				June 30,
						2Q00/
	Second	First	Fourth	Third	Second	2Q99
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change	2000	1999	% Change

Tax-equivalent net interest income	$749.0	$740.9	$756.4	$757.7	$758.2	(1.2)%	$1,489.9	$1,522.9	(2.2)%

Provision for loan losses	68.7	66.3	66.6	55.5	59.6	15.4	135.0	127.6	5.8

Fees and other income - recurring	600.1	557.4	581.1	528.6	537.6	11.6	1,157.5	1,091.7	6.0

Securities gains before non- recurring items	15.6	21.5	37.1	20.3	25.2	(38.0)	37.1	48.9	(24.0)

Noninterest expense - recurring	785.1	759.1	780.1	705.9	719.5	9.1	1,544.2	1,458.7	5.9

Net income before non - recurring items	332.1	321.3	344.9	356.5	354.9	(6.4)	653.4	702.8	(7.0)

Nonrecurring items:

Pre-tax	15.8	—	(1.8)	—	.3	—	15.8	37.1	—

After-tax	10.3	—	(1.4)	—	(.4)	—	10.3	2.7	—

Net income	$342.4	$321.3	$343.5	$356.5	$354.5	(3.4)	$663.7	$705.5	(5.9)

Net income per common share:

Basic	$.56	$.53	$.56	$.58	$.56	—	$1.09	$1.11	(1.8)

Diluted	.56	.53	.55	.57	.56	—	1.09	1.10	(0.9)

Diluted — adjusted (1)	.54	.53	.56	.57	.56	(3.6)	1.07	1.09	(1.8)

Diluted — cash basis (1)(2)	.57	.56	.59	.59	.59	(3.4)	1.13	1.15	(1.7)

Dividends paid per common share	.285	.285	.27	.27	.26	9.6	.57	.52	9.6

Performance Ratios (1):

Return on average common equity	22.43%	22.45%	22.93%	23.79%	22.99%		22.44%	21.93%

Return on average assets	1.54	1.50	1.60	1.71	1.71		1.52	1.68

Net interest margin	3.80	3.79	3.87	4.03	4.04		3.79	4.03

Efficiency ratio	58.19	58.47	58.33	54.88	55.52		58.33	55.79

Assets	$84,601	$86,895	$87,121	$85,058	$84,022	0.7%

Loans	61,570	61,857	60,204	58,001	57,317	7.4

Securities	10,719	13,783	14,904	15,811	14,994	(28.5)

Deposits	49,988	50,613	50,066	50,395	52,091	(4.0)

Stockholders’ equity	6,133	5,918	5,728	5,914	5,867	4.5

Book value per common share	10.05	9.71	9.39	9.54	9.44	6.5

Market value per common share	17.06	20.63	23.69	26.69	32.75	(47.9)

Nonrecurring Items Detail:

Gain on sale of student loans	$74.2	$—	$—	$—	$—		$74.2	$—

Loss on sale and impairment of certain securities	(58.4)	—	—	—	—		(58.4)	—

Gain on sale of CEFT stock	—	—	—	—	32.1		—	32.1

Gain on sale of EPS	—	—	—	—	—		—	95.7

Gain on sale of SVS	—	—	—	—	—		—	6.1

NPI business line divestitures, net of minority interest	—	—	(1.8)	—	6.0		—	(59.0)

Facilities charge and executive contract obligations	—	—	—	—	(37.8)		—	(37.8)

Nonrecurring items pre-tax	$15.8	$—	$(1.8)	$—	$.3		$15.8	$37.1

(1)	Excludes nonrecurring items.

(2)	Excludes amortization of goodwill and other intangible assets.

UNAUDITED

National City Corporation
Consolidated Statements of Income
(Dollars in Thousands, Except Per Share Amounts)

						Six Months Ended
	2000		1999			June 30,

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	2000	1999

Interest Income:

Loans	$1,433,996	$1,342,266	$1,296,074	$1,224,469	$1,205,526	$2,776,262	$2,417,829

Securities:

Taxable	176,765	202,255	212,596	204,563	195,875	379,020	409,173

Exempt from Federal income taxes	10,914	11,171	13,091	11,245	13,465	22,085	23,664

Dividends	13,989	13,463	12,120	12,612	12,571	27,452	23,186

Federal funds sold and security resale agreements	6,802	6,958	8,290	8,656	9,903	13,760	20,916

Other short-term investments	4,008	3,906	4,949	3,189	2,925	7,914	5,987

Total interest income	1,646,474	1,580,019	1,547,120	1,464,734	1,440,265	3,226,493	2,900,755

Interest Expense:

Deposits	466,241	443,939	425,849	397,516	393,145	910,180	812,168

Federal funds borrowed and security repurchase agreements	85,727	102,568	101,114	87,901	79,352	188,295	179,046

Borrowed funds	77,782	43,281	41,159	37,632	36,957	121,063	65,441

Long-term debt and capital securities	276,069	257,775	231,534	194,206	181,867	533,844	339,021

Total interest expense	905,819	847,563	799,656	717,255	691,321	1,753,382	1,395,676

Net interest income	740,655	732,456	747,464	747,479	748,944	1,473,111	1,505,079

Provision for loan losses	68,691	66,326	66,622	55,476	59,542	135,017	127,576

Net interest income after provision for loan losses	671,964	666,130	680,842	692,003	689,402	1,338,094	1,377,503

Noninterest Income:

Item processing revenue	100,575	94,369	98,471	91,519	105,089	194,944	226,792

Service charges on deposits	108,073	106,313	108,321	107,430	104,834	214,386	204,697

Trust and investment management fees	90,054	83,624	82,229	81,097	80,683	173,678	162,530

Mortgage banking revenue	147,610	111,294	126,011	81,105	89,181	258,904	182,176

Card-related fees	45,312	43,646	48,725	48,383	49,259	88,958	94,569

Other	182,704	118,120	115,516	119,080	114,585	300,824	263,758

Total fees and other income	674,328	557,366	579,273	528,614	543,631	1,231,694	1,134,522

Securities gains (losses)	(42,780)	21,533	37,095	20,353	57,224	(21,247)	80,912

Total noninterest income	631,548	578,899	616,368	548,967	600,855	1,210,447	1,215,434

Noninterest Expense:

Salaries, benefits and other personnel	401,309	406,871	400,416	367,638	389,585	808,180	790,349

Equipment	57,759	57,682	56,468	47,590	52,955	115,441	105,716

Net occupancy	51,816	52,668	49,772	48,944	49,234	104,484	103,361

Third-party services	48,546	45,148	49,723	49,304	48,551	93,694	94,121

Other	225,640	196,724	223,725	192,487	216,910	422,364	402,890

Total noninterest expense	785,070	759,093	780,104	705,963	757,235	1,544,163	1,496,437

Income before income tax expense	518,442	485,936	517,106	535,007	533,022	1,004,378	1,096,500

Income tax expense	176,055	164,593	173,590	178,545	178,534	340,648	390,993

Net income	$342,387	$321,343	$343,516	$356,462	$354,488	$663,730	$705,507

Net Income Per Common Share:

Basic	$.56	$.53	$.56	$.58	$.56	$1.09	$1.11

Diluted	.56	.53	.55	.57	.56	1.09	1.10

UNAUDITED

National City Corporation
Consolidated Period-End Balance Sheets
(Dollars in Thousands)

	2000		1999

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
Assets
Loans:

Commercial	$24,935,236	$23,714,907	$23,402,556	$22,426,781	$22,153,612

Real estate — commercial	6,265,055	6,062,272	6,012,016	6,207,547	6,277,934

Real estate — residential	9,419,808	9,625,271	8,777,422	8,360,180	8,388,380

Consumer	14,146,292	16,159,486	15,986,133	15,348,767	15,184,825

Credit card	2,601,931	2,404,230	2,339,658	2,199,984	2,050,842

Home equity	4,201,854	3,890,385	3,686,119	3,457,622	3,261,466

Total loans	61,570,176	61,856,551	60,203,904	58,000,881	57,317,059

Allowance for loan losses	(970,362)	(970,642)	(970,463)	(970,736)	(970,229)

Net loans	60,599,814	60,885,909	59,233,441	57,030,145	56,346,830

Mortgage loans held for sale	3,198,328	2,330,395	2,731,166	2,439,039	2,338,641

Securities available for sale, at fair value	10,719,285	13,783,119	14,904,343	15,811,453	14,993,616

Federal funds sold and security resale agreements	493,130	408,228	556,351	727,822	864,178

Other short-term investments	145,623	126,624	231,099	122,272	196,974

Cash and demand balances due from banks	3,262,268	3,229,032	3,480,756	3,346,593	3,807,336

Properties and equipment	1,098,053	1,116,332	1,127,980	1,105,220	1,103,912

Accrued income and other assets	5,084,132	5,015,754	4,856,363	4,475,009	4,370,986

Total Assets	$84,600,633	$86,895,393	$87,121,499	$85,057,553	$84,022,473

Liabilities and Stockholders’ Equity Liabilities:

Noninterest bearing deposits	$11,384,267	$11,034,147	$11,182,681	$10,909,167	$11,624,345

NOW and money market accounts	16,291,791	16,488,169	16,561,494	16,677,065	16,845,872

Savings accounts	3,230,386	3,430,306	3,470,700	3,700,585	3,870,281

Time deposits of individuals	15,583,974	15,285,430	14,700,944	14,472,674	14,609,034

Other time deposits	2,874,460	2,764,812	2,897,166	3,016,770	2,822,235

Deposits in overseas offices	623,331	1,610,489	1,253,325	1,619,190	2,319,594

Total deposits	49,988,209	50,613,353	50,066,310	50,395,451	52,091,361

Federal funds borrowed and security repurchase agreements	4,012,113	6,307,165	5,182,506	6,625,101	6,979,837

Borrowed funds	6,974,817	5,540,814	9,772,611	5,707,438	4,495,831

Long-term debt	15,976,934	16,803,105	14,858,014	14,625,031	13,137,293

Corporation-obligated mandatorily redeemable capital securities of subsidiary trusts holding solely debentures of the Corporation	180,000	180,000	180,000	180,000	180,000

Accrued expenses and other liabilities	1,335,080	1,533,348	1,334,325	1,610,230	1,270,942

Total Liabilities	78,467,153	80,977,785	81,393,766	79,143,251	78,155,264

Stockholders’ Equity:

Preferred stock	29,982	29,982	30,233	30,474	30,513

Common stock	2,429,736	2,424,912	2,428,234	2,466,259	2,472,526

Capital surplus	812,671	798,986	782,960	776,587	757,326

Retained earnings	3,119,402	2,950,299	2,665,674	2,703,102	2,586,540

Accumulated other comprehensive income (loss)	(258,311)	(286,571)	(179,368)	(62,120)	20,304

Total Stockholders’ Equity	6,133,480	5,917,608	5,727,733	5,914,302	5,867,209

Total Liabilities and Stockholders’ Equity	$84,600,633	$86,895,393	$87,121,499	$85,057,553	$84,022,473

UNAUDITED

National City Corporation
Consolidated Average Balance Sheets
(Dollars in Millions)

						Six Months Ended
	2000		1999			June 30,

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	2000	1999
Assets
Earning Assets:

Loans:

Commercial	$24,379	$23,496	$22,988	$22,066	$22,228	$23,937	$22,190

Real estate — commercial	6,157	6,020	6,141	6,238	6,275	6,088	6,290

Real estate — residential	9,721	9,291	8,475	8,362	8,483	9,505	8,712

Consumer	15,722	16,130	15,617	15,052	15,130	15,928	15,040

Credit card	2,514	2,336	2,224	2,088	1,953	2,425	1,891

Home equity	4,044	3,770	3,561	3,336	3,188	3,907	3,172

Total loans	62,537	61,043	59,006	57,142	57,257	61,790	57,295

Mortgage loans held for sale	2,848	2,101	2,555	2,172	2,344	2,475	2,650

Securities available for sale, at cost	13,064	14,600	15,403	14,851	14,638	13,833	14,881

Federal funds sold and security resale agreements	432	481	608	666	850	456	898

Other short-term investments	146	154	190	140	149	150	148

Total earning assets	79,027	78,379	77,762	74,971	75,238	78,704	75,872

Allowance for loan losses	(995)	(996)	(985)	(990)	(989)	(995)	(987)

Fair value (depreciation) appreciation of securities available for sale	(430)	(408)	(116)	(8)	268	(419)	322

Cash and demand balances due from banks	3,116	3,140	3,376	3,306	3,506	3,128	3,785

Properties and equipment	1,114	1,127	1,121	1,108	1,158	1,121	1,169

Accrued income and other assets	4,939	4,709	4,442	4,304	4,188	4,822	4,278

Total Assets	$86,771	$85,951	$85,600	$82,691	$83,369	$86,361	$84,439

Liabilities and Stockholders’ Equity Liabilities:

Noninterest bearing deposits	$10,934	$10,716	$11,278	$11,338	$11,542	$10,825	$11,610

NOW and money market accounts	16,477	16,443	16,580	16,742	16,997	16,460	16,949

Savings accounts	3,321	3,413	3,605	3,795	3,922	3,367	3,938

Time deposits of individuals	15,385	15,019	14,578	14,461	14,883	15,202	15,230

Other time deposits	2,881	2,825	3,141	2,908	2,857	2,853	3,083

Deposits in overseas offices	2,862	3,400	3,105	2,389	2,342	3,131	2,684

Total deposits	51,860	51,816	52,287	51,633	52,543	51,838	53,494

Federal funds borrowed and security repurchase agreements	6,053	7,723	8,244	7,703	7,377	6,889	8,187

Borrowed funds	5,056	3,126	2,893	2,808	2,977	4,090	2,908

Long-term debt and capital securities	16,636	16,259	15,081	13,532	13,305	16,448	12,309

Accrued expenses and other liabilities	1,190	1,249	1,105	1,046	951	1,219	1,054

Total Liabilities	80,795	80,173	79,610	76,722	77,153	80,484	77,952

Stockholders’ Equity:

Preferred	30	30	30	31	31	30	31
Common	5,946	5,748	5,960	5,938	6,185	5,847	6,456

Total Stockholders’ Equity	5,976	5,778	5,990	5,969	6,216	5,877	6,487

Total Liabilities and Stockholders’

Equity	$86,771	$85,951	$85,600	$82,691	$83,369	$86,361	$84,439

UNAUDITED

National City Corporation
Average Balances and Rates on a Tax Equivalent Basis
For the Three Months Ended June 30, 2000 and 1999
(Dollars in Millions)

	2000			1999

		Tax			Tax
	Average	Equivalent	Average	Average	Equivalent	Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Earning Assets:

Loans:

Commercial	$24,379	$533.8	8.80%	$22,228	$423.4	7.64%

Real estate — commercial	6,157	134.9	8.82	6,275	133.8	8.55

Real estate — residential (*)	12,569	251.5	8.01	10,827	202.5	7.48

Consumer	15,722	337.0	8.62	15,130	317.5	8.42

Credit card	2,514	86.3	13.81	1,953	65.5	13.45

Home equity	4,044	93.0	9.19	3,188	66.2	8.32

Total loans	65,385	1,436.5	8.82	59,601	1,208.9	8.13

Securities:

Taxable	12,267	191.2	6.24	13,761	208.4	6.06

Tax-exempt	797	16.2	8.13	877	19.3	8.80

Total securities	13,064	207.4	6.35	14,638	227.7	6.22

Short-term investments	578	10.9	7.51	999	12.9	5.15

Total earning assets	79,027	1,654.8	8.41	75,238	1,449.5	7.72

Allowance for loan losses	(995)			(989)

Fair value (depreciation) appreciation of securities available for sale	(430)			268

Noninterest earning assets	9,169			8,852

Total Assets	$86,771			$83,369

Liabilities and Stockholders’ Equity Liabilities:

NOW and money market accounts	$16,477	$149.3	3.64%	$16,997	$126.7	2.99%

Savings accounts	3,321	13.7	1.66	3,922	16.6	1.70

Time deposits of individuals	15,385	215.1	5.62	14,883	187.7	5.06

Other time deposits	2,881	43.9	6.13	2,857	34.4	4.84

Deposits in overseas offices	2,862	44.3	6.22	2,342	27.7	4.74

Federal funds borrowed	2,277	37.1	6.56	2,467	29.6	4.82

Security repurchase agreements	3,776	48.6	5.18	4,910	49.8	4.06

Borrowed funds	5,056	77.8	6.19	2,977	36.9	4.98

Long-term debt and capital securities	16,636	276.0	6.67	13,305	181.9	5.48

Total interest bearing liabilities	68,671	905.8	5.30	64,660	691.3	4.29

Noninterest bearing deposits	10,934			11,542

Accrued expenses and other liabilities	1,190			951

Total Liabilities	80,795			77,153

Total Stockholders’ Equity	5,976			6,216

Total Liabilities and Stockholders’

Equity	$86,771			$83,369

Net interest income and interest spread		$749.0	3.11%		$758.2	3.43%

Net interest margin			3.80%			4.04%

(*)      Includes mortgage loans held for sale.

UNAUDITED

National City Corporation
Average Balances and Rates on a Tax Equivalent Basis
For the Six Months Ended June 30, 2000 and 1999
(Dollars in Millions)

	2000			1999

		Tax			Tax
	Average	Equivalent	Average	Average	Equivalent	Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Earning Assets:

Loans:

Commercial	$23,937	$1,023.9	8.60%	$22,190	$843.4	7.66%

Real estate — commercial	6,088	265.6	8.77	6,290	267.4	8.57

Real estate — residential (*)	11,980	471.8	7.88	11,362	417.8	7.36

Consumer	15,928	679.8	8.58	15,040	630.8	8.46

Credit card	2,425	164.0	13.60	1,891	125.1	13.34

Home equity	3,907	176.4	9.03	3,172	138.2	8.76

Total loans	64,265	2,781.5	8.69	59,945	2,422.7	8.14

Securities:

Taxable	13,029	407.2	6.25	13,993	432.3	6.18

Tax-exempt	804	32.8	8.16	888	36.6	8.24

Total securities	13,833	440.0	6.36	14,881	468.9	6.31
Short-term investments	606	21.8	7.18	1,046	27.0	5.16

Total earning assets	78,704	3,243.3	8.27	75,872	2,918.6	7.74

Allowance for loan losses	(995)			(987)

Fair value (depreciation) appreciation of securities available for sale	(419)			322

Noninterest earning assets	9,071			9,232

Total Assets	$86,361			$84,439

Liabilities and Stockholders’ Equity Liabilities:

NOW and money market accounts	$16,460	$289.3	3.53%	$16,949	$253.2	3.01%

Savings accounts	3,367	27.9	1.67	3,938	33.5	1.71

Time deposits of individuals	15,202	416.1	5.50	15,230	387.8	5.14

Other time deposits	2,853	84.9	5.99	3,083	75.0	4.91

Deposits in overseas offices	3,131	92.0	5.91	2,684	62.7	4.71

Federal funds borrowed	2,960	91.0	6.18	3,215	77.4	4.86

Security repurchase agreements	3,929	97.3	4.98	4,972	101.7	4.12

Borrowed funds	4,090	121.1	5.95	2,908	65.4	4.54

Long-term debt and capital securities	16,448	533.8	6.52	12,309	339.0	5.55

Total interest bearing liabilities	68,440	1,753.4	5.15	65,288	1,395.7	4.31

Noninterest bearing deposits	10,825			11,610

Accrued expenses and other liabilities	1,219			1,054

Total Liabilities	80,484			77,952

Total Stockholders’ Equity	5,877			6,487

Total Liabilities and Stockholders’

Equity	$86,361			$84,439

Net interest income and interest spread		$1,489.9	3.12%		$1,522.9	3.43%

Net interest margin			3.79%			4.03%

(*) Includes mortgage loans held for sale.

UNAUDITED

National City Corporation
Selected Financial Information

						Six Months Ended
	2000		1999			June 30,

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	2000	1999
(Dollars in Thousands)
Allowance for Loan Losses:

Balance at beginning of period	$970,642	$970,463	$970,736	$970,229	$970,336	$970,463	$970,243

Provision	68,691	66,326	66,622	55,476	59,542	135,017	127,576

Allowance related to loans acquired (sold)	(305)	—	(300)	(16)	268	(305)	361

Charge-offs:

Commercial	25,085	24,141	19,635	16,741	32,018	49,226	45,041

Real estate — commercial	3,282	255	2,914	1,828	738	3,537	2,115

Real estate — residential	2,125	2,056	2,965	1,454	444	4,181	2,146

Consumer	40,917	45,212	46,962	42,381	40,019	86,129	95,690

Credit card	26,083	25,910	24,839	23,831	25,185	51,993	52,291

Home equity	2,036	1,124	1,566	1,339	2,032	3,160	4,041

Total charge-offs	99,528	98,698	98,881	87,574	100,436	198,226	201,324

Recoveries:

Commercial	3,714	5,691	4,426	4,834	6,937	9,405	10,456

Real estate — commercial	848	1,626	2,477	1,401	3,343	2,474	4,766

Real estate — residential	153	105	83	68	805	258	948

Consumer	19,074	18,495	19,208	19,940	22,910	37,569	44,347

Credit card	6,313	5,894	5,225	5,299	5,468	12,207	10,794

Home equity	760	740	867	1,079	1,056	1,500	2,062

Total recoveries	30,862	32,551	32,286	32,621	40,519	63,413	73,373

Net charge-offs	68,666	66,147	66,595	54,953	59,917	134,813	127,951

Balance at end of period	$970,362	$970,642	$970,463	$970,736	$970,229	$970,362	$970,229

(Dollars in Millions) Nonperforming Assets:

Nonaccrual and restructured loans	$313.7	$290.8	$269.2	$236.1	$222.8

Other real estate owned	25.6	23.3	19.9	23.9	26.7

Total nonperforming assets	$339.3	$314.1	$289.1	$260.0	$249.5

Credit Quality Ratios:

Net charge-offs to average loans	.44%	.44%	.45%	.38%	.42%	.44%	.45%

Loan loss reserve to loans (period-end)	1.58	1.57	1.61	1.67	1.69

Nonperforming assets to loans and OREO (period-end)	.55	.51	.48	.45	.44

Capital Ratios(*):

Tier 1 capital	7.24%	6.97%	6.61%	6.89%	7.14%

Total risk-based capital	12.15	11.70	11.22	11.66	12.12

Leverage	6.28	6.05	5.72	6.07	6.06

Tangible common equity to tangible assets	5.81	5.38	5.12	5.52	5.78

Share Information:

Average basic shares	606,927,559	605,766,137	613,877,553	616,883,898	623,116,746	606,346,848	632,003,530

Average diluted shares	611,070,243	610,694,306	620,784,083	624,581,200	633,280,420	610,882,275	642,637,332

Common shares outstanding at end of period	607,433,924	606,227,792	607,058,364	616,564,714	618,131,386

(*)	Second quarter 2000 ratios are based on preliminary data.